FINANCIAL SUPPLEMENT 2nd Quarter 2019

DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: the state of credit markets and general economic conditions; changes in interest rates and the market value of our assets; the rates of default or decreased recovery on the mortgages underlying our target assets; the occurrence, extent and timing of credit losses within our portfolio; the credit risk in our underlying assets; declines in home prices; our ability to establish, adjust and maintain appropriate hedges for the risks in our portfolio; the availability and cost of our target assets; our ability to borrow to finance our assets and the associated costs; changes in the competitive landscape within our industry; our ability to manage various operational risks and costs associated with our business; interruptions in or impairments to our communications and information technology systems; our ability to acquire residential mortgage loans and successfully securitize the residential mortgage loans we acquire; our ability to oversee our third party sub-servicers; the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process; our exposure to legal and regulatory claims; legislative and regulatory actions affecting our business; the impact of new or modified government mortgage refinance or principal reduction programs; our ability to maintain our REIT qualification; and limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

PORTFOLIO COMPOSITION 73% of Chimera's equity capital is allocated to mortgage credit (2) Net Investment Analysis Residential Mortgage 17 Credit Portfolio (1) RESIDENTIAL 16 Total Assets: 15.0 billion MORTGAGE AGENCY TOTAL CREDIT PORTFOLIO PORTFOLIO 15 PORTFOLIO 14 13 Agency Portfolio Non-Recourse (1) GROSS ASSET 7.1% 3.4% 5.4% Total Assets: 12.2 billion YIELD: 12 (Securitization) 11 $8.0 FINANCING (3) 10 COSTS 4.2% 2.6% 3.4% s n 9 o i l l i NET INTEREST B 8 SPREAD: 2.9% 0.8% 2.0% 7 Recourse (Repo) 6 $10.2 NET INTEREST Recourse (Repo) MARGIN: 3.4% 1.0% 2.3% 5 $4.3 4 All data as of June 30, 2019 3 (1) Financing excludes unsettled trades. (2) Reflects second quarter 2019 average assets, yields, and spreads. 2 Equity (3) Includes the interest incurred on interest rate swaps. $2.9 1 Equity $1.1 0 Information is unaudited, estimated and subject to change. 2

GAAP ASSET ALLOCATION Chimera maintained a consistent asset allocation during the quarter June 30, 2019 March 31, 2019 10% 9% 45% 46% 45% 45% Non-Agency MBS Agency MBS Non-Agency MBS Agency MBS Loan Portfolio Loan Portfolio Total Portfolio: $27.2 billion Total Portfolio: $27.2 billion Based on fair value. Information is unaudited, estimated and subject to change. 3

GAAP FINANCING SOURCES Chimera operates at 5.7:1 total leverage and 3.7:1 recourse leverage(1) June 30, 2019 March 31, 2019 36% 35% 45% 48% 19% 17% Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Non-Recourse Debt, Securitized RMBS and Loans (2) Non-Recourse Debt, Securitized RMBS and Loans (2) Total Portfolio: $22.5 billion Total Portfolio: $23.6 billion (1) Leverage ratios as of June 30, 2019 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Information is unaudited, estimated and subject to change. 4

CONSOLIDATED LOAN SECURITIZATIONS

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED
2018	CIM 2018-NR1	$257,548	—	$257,548	$210,608	—	$210,608
2018	CIM 2018-R6	478,251	334,775	143,476	436,780	293,517	143,263
2018	CIM 2018-R5	380,194	266,136	114,058	335,325	221,558	113,767
2018	CIM 2018-R4	387,222	271,056	116,166	346,615	230,916	115,699
2018	CIM 2018-R3	181,073	146,669	34,404	151,456	117,167	34,289
2018	CIM 2018-R2	380,292	266,204	114,088	321,052	206,767	114,285
2018	CIM 2018-R1	169,032	140,297	28,735	145,070	116,112	28,958
2017	CMLTI 2017-RP2	421,329	341,276	80,053	353,302	273,657	79,645
2017	CIM 2017-8	1,148,050	688,829	459,221	943,151	488,240	454,911
2017	CIM 2017-7	512,446	341,062	171,384	418,092	250,404	167,688
2017	CIM 2017-6	782,725	626,179	156,546	616,416	461,353	155,063
2017	CIM 2017-5	377,034	75,407	301,627	306,647	81,681	224,966
2017	CIM 2017-4	830,510	710,003	120,507	522,808	414,621	108,187
2017	CIM 2017-3	2,434,640	2,113,267	321,373	1,686,888	1,376,900	309,988
2017	CIM 2017-2	331,440	248,580	82,860	252,978	171,318	81,660
2017	CIM 2017-1	526,267	368,387	157,880	379,764	226,100	153,664
2016	CIM 2016-FRE1	185,811	115,165	70,646	132,555	66,497	66,058
2016	CIM 2016-4	601,733	493,420	108,313	397,801	292,541	105,260
2016	CIM 2016-3	1,746,084	1,478,933	267,151	1,090,927	844,116	246,811
2016	CIM 2016-2	1,762,177	1,492,563	269,614	1,095,218	845,531	249,687
2016	CIM 2016-1	1,499,341	1,266,898	232,443	923,769	714,597	209,172
2012	CSMC 2012-CIM1	741,939	707,810	34,129	44,551	18,928	25,623
2012	CSMC 2012-CIM2	425,091	404,261	20,830	36,436	19,922	16,514
2012	CSMC 2012-CIM3	329,886	305,804	24,082	99,945	82,681	17,264
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	28,408	20,759	7,649
	TOTAL	$17,509,825	$13,752,123	$3,757,702	$11,276,562	$7,835,883	$3,440,679

All data as of June 30, 2019

$ in thousands

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

AGENCY SECURITIES AND REPO SUMMARY

Agency Securities – As of June 30, 2019

SECURITY TYPE	COUPON[1]	CURRENT FACE	WEIGHTED AVERAGE MARKET PRICE	WEIGHTED AVERAGE CPR
Agency Pass-through	3.5%	$620,190	103.0	10.0
	4.0%	7,181,831	103.8	13.9
	4.5%	386,226	105.5	18.7
	5.0%	270,623	105.7	34.2
Commercial	3.6%	3,036,622	105.9	0.1
Agency IO	1.1%	N/M[2]	5.4	5.2
Total		$11,495,492		

Agency Securities – As of March 31, 2019

SECURITY TYPE	COUPON[1]	CURRENT FACE	WEIGHTED AVERAGE MARKET PRICE	WEIGHTED AVERAGE CPR
Agency Pass-through	3.5%	$615,631	101.7	7.3
	4.0%	7,360,542	103.0	4.7
	4.5%	409,267	104.7	12.5
	5.0%	301,504	105.7	28.9
Commercial	3.6%	3,080,065	101.9	—
Agency IO	1.0%	N/M[2]	5.6	6.2
Total		$11,767,009		

Repo Days to Maturity – As of June 30, 2019

MATURITY	PRINCIPAL BALANCE	WEIGHTED AVERAGE RATE	WEIGHTED AVERAGE DAYS
Within 30 days	$4,337,493	2.66%	
30 to 59 days	5,873,771	2.61%	
60 to 89 days	5,196	2.68%	
90 to 360 days	—	—%	
Total	$10,216,460	2.63%	31 Days

Repo Days to Maturity – As of March 31, 2019

MATURITY	PRINCIPAL BALANCE	WEIGHTED AVERAGE RATE	WEIGHTED AVERAGE DAYS
Within 30 days	$5,445,447	2.73%	
30 to 59 days	4,155,446	2.69%	
60 to 89 days	1,125,058	2.70%	
90 to 360 days	578,532	2.71%	
Total	$11,304,483	2.71%	34 Days

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Notional Agency IO was $2.8 billion and $2.6 billion as of June 30, 2019 and March 31, 2019 respectively.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

INTEREST RATE SENSITIVITY Chimera rebalanced its Agency hedge portfolio during the quarter DESCRIPTION - 100 BASIS - 50 BASIS +50 BASIS +100 BASIS ($ in thousands) POINTS POINTS UNCHANGED POINTS POINTS Hedge Book Maturities Market Value $ 12,414,897 $ 12,310,754 $ 12,154,575 $ 11,922,436 $ 11,638,675 Agency 0% Securities 16% Percentage Change 2.1% 1.3% - (1.9)% (4.2)% Market Value (324,172) (158,685) - 152,265 298,372 Swaps Percentage Change (2.7)% (1.3)% - 1.3% 2.5% 17% Market Value (35,186) (17,351) - 16,886 33,327 Futures Percentage Change (0.3)% (0.1)% - 0.1% 0.3% 67% Market Value (99,036) (19,857) - (62,988) (184,201) Net Gain/(Loss) Percentage Change in Portfolio Value(1) (0.8)% (0.2)% - (0.5)% (1.5)% Near Term 0-3 Total Notional Balance - Derivative Instruments Short Term 3-5 June 30, 2019 March 31, 2019 Medium Term 5-10 Agency Interest Rate Swaps 4,931,700 6,733,200 Long Term 10-30 Swaptions 25,000 53,000 Futures 619,700 619,700 (1) Based on instantaneous moves in interest rates. Information is unaudited, estimated and subject to change. 7

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